SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                        Date of Report: December 28, 2000



                                   AT&T CORP.


A New York                      Commission File                  I.R.S. Employer
Corporation                        No. 1-1105                     No. 13-4924710




            32 Avenue of the Americas, New York, New York 10013-2412


                         Telephone Number (212) 387-5400

Form 8-K
AT&T Corp.
December 28, 2000


Item 5.  Other Events.

         See Exhibit 10, Exhibit 99.1 and Exhibit 99.2 to this Form 8-K.

Item 7.  Financial Statements and Exhibits.

         (c)     Exhibits.

                 Exhibit 10 364-Day Competitive Advance and Revolving Credit Facility Agreement, dated as of December 28, 2000, among AT&T CORP., the Lenders party thereto, THE CHASE MANHATTAN BANK, CREDIT
                               SUISSE FIRST BOSTON and GOLDMAN SACHS CREDIT PARTNERS L.P., as Administrative Agents, and THE CHASE MANHATTAN BANK, as Paying Agent

                 Exhibit 99.1  AT&T Corp. Press Release issued January 29, 2001

                 Exhibit 99.2  AT&T Corp. Press Release issued February 14, 2001

Form 8-K
AT&T Corp.
Decmebr 28, 2000



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  AT&T CORP.


                                  /s/      Marilyn J. Wasser
                                  -----------------------------------
                                  By:      Marilyn J. Wasser
                                           Vice President and Secretary

February 15, 2001